Vertex Energy, Inc.

Exhibit 99.1

VERTEX ENERGY ANNOUNCES AGREEMENT TO DIVEST USED MOTOR OIL

COLLECTION AND RECYCLING ASSETS FOR $140 MILLION

Transaction Provides for a Full Balance Sheet Recapitalization of Vertex

Transaction Net Cash Proceeds to Vertex Provide Significant Funding for Organic & Inorganic Investments

New Pre-Treatment Unit to Expected to Reach $75-$100 million of Incremental EBITDA run-rate by year-end 2023

HOUSTON, TX., June 29, 2021 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that it has entered into a definitive agreement (the “Agreement”) to sell its portfolio of used motor oil collection and recycling assets to Safety-Kleen Systems, Inc. (“Safety-Kleen”), a subsidiary of Clean Harbors, Inc. (“Clean Harbors”) for a total cash consideration of $140 million, subject to working capital and other adjustments. The transaction is expected to close during the third quarter 2021, contingent upon regulatory clearance, various customary closing conditions and the approval of Vertex shareholders.

Under the terms of the Agreement, Safety-Kleen will acquire the 69 million gallon per year Marrero used oil refinery in Louisiana; the 20 million gallon per year Heartland used oil refinery in Ohio; the H&H and Heartland used oil collections business; the Nickco oil filters and absorbent materials recycling facility in East Texas; and the Cedar Marine terminal in Baytown, Texas. Collectively, these assets generated first quarter 2021 operating income of $4.5 million and Adjusted EBITDA of $5.7 million.

STRATEGIC RATIONALE

•	Transaction facilitates balance sheet transformation. After retiring $6.3 million in term debt, together with the payment of transaction-related fees and financial obligations, total net cash proceeds from the transaction to Vertex are expected to be approximately $90 million. A portion of the gross cash proceeds from the transaction is planned to be used by Vertex to exercise its option to repurchase Tensile Capital’s interest in the Myrtle Grove facility located in Belle Chase, Louisiana, thereby allowing Vertex to resume 100% ownership in the asset. The Company anticipates that 5 million shares of remaining, outstanding B and B1 convertible preferred stock that have not already converted will be fully converted into common equity by the end of the second quarter 2021. Vertex believes net cash proceeds from this transaction, together with a planned $125 million term loan facility, are sufficient to support the Company’s near-term funding requirements without the issuance of common equity.

•	Transaction to provide funding for new pre-treatment unit at Myrtle Grove. Vertex intends to commence development of a renewable feedstock pre-treatment unit at Myrtle Grove beginning in the fourth quarter 2021. Vertex believes this project will provide increased feedstock processing optionality, positioning the Company to achieve a lower landed cost of feedstock, over the long-term. Upon completion of the project by year-end 2023, Vertex anticipates the new pre-treatment capability will generate between $75 to $100 million of incremental Adjusted EBITDA annually. The initial anticipated capital expenditure related to the development of the pre-treatment unit is estimated to be approximately $40 million.

•	Transaction supports capital deployment into higher-return energy transition opportunities. This transaction positions Vertex to redeploy capital from used motor oil (UMO) and re-refining assets into energy transition assets of scale. Vertex believes this capital deployment represents an attractive arbitrage opportunity, one that positions the Company to achieve meaningful growth in Adjusted EBITDA, free cash flow and net income, over a multi-year period.

MANAGEMENT COMMENTARY

“This transaction will achieve several important objectives, the combination of which will advance our strategy of becoming a leading pure-play energy transition company of scale,” stated Benjamin P. Cowart, President and CEO of Vertex. “First and foremost, these asset sales will allow for a full recapitalization of our balance sheet. After retiring costly term debt and other financial obligations, we expect to bring approximately $90 million of cash into our business at the close of this transaction.”

“Over the near-term, we intend to allocate net cash proceeds from the transaction toward both organic and inorganic growth opportunities, consistent with our stated strategy,” continued Cowart. “Today, we announced that we plan to use a portion of the net cash proceeds to fund initial development of a pre-treatment technology at our Myrtle Grove facility, one that we expect will increase our ability to process and market a wider range of cost-advantaged renewable feedstocks. We believe the pre-treatment of second-generation organic feedstocks have the potential to contribute significant, incremental cash flow from operations upon planned completion by year-end 2023.”

“During the past decade, Vertex has assembled one of the leading independent UMO collections and re-refining networks in the United States,” continued Cowart. “After careful consideration, our Board of Directors concluded that the sale of these assets to Safety-Kleen was the optimal outcome for all shareholders, given our focus on pursuing higher-growth, higher-margin energy transition businesses. Safety-Kleen recognized the value of our black oil recycling assets, resulting in a compelling all-cash offer.”

“As for our many dedicated employees who will be joining Safety-Kleen in conjunction with this transaction, I want to express my deep gratitude for your many efforts on behalf of our organization,” noted Cowart. “Clean Harbors, the parent company of Safety-Kleen, is a leading provider of environmental and industrial services, a team whose focus on sustainable business practices is closely aligned with our own. We look forward to completing this transaction by the end of the third quarter 2021.”

“We expect this transaction to simplify our business and capital structure, directing our collective focus on assets, products and technologies that support the low-carbon energy transition. We look forward to providing additional updates on our progress over the coming months,” concluded Cowart.

Further information regarding the Agreement is included in the Current Report on Form 8-K which Vertex plans to file today with the Securities and Exchange Commission.

ADVISORS

Houlihan Lokey is acting as financial advisors to Vertex on the transaction. H.C. Wainwright issued a fairness opinion to Vertex in regards to the proposed asset sale to Safety-Kleen. Vallum Advisors acted as financial communications counsel to Vertex.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-purity refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the sale agreement on the terms set forth in, and pursuant to the required timing set forth in, the sale agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the sale agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the sale agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the sale agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the sale agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the sale agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the sale agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; risks associated with the Company’s outstanding preferred stock, including redemption obligations in connection therewith, restrictive covenants and the Company’s ability to redeem such securities; the level of competition in the Company’s industry and the Company’s ability to compete; the Company’s ability to respond to changes in the Company’s industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; the Company’s ability to protect its intellectual property and not infringe on others’ intellectual property; the Company’s ability to scale its business; its ability to maintain supplier relationships and obtain adequate supplies of feedstocks; its ability to obtain and retain customers; risks associated with the Company’s ability to complete the proposed purchase transaction as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed acquisition; its ability to raise sufficient capital to complete the acquisition and a planned renewable diesel project and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; and the Company’s plans for financing the acquisition and planned renewable diesel project; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; and other risk factors included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Sale Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed sale agreement, the Company plans to file with the SEC a proxy statement to seek stockholder approval for the sale agreement, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. This communication is not a substitute for any proxy statement or other document Vertex may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SALE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SALE AGREEMENT AND THE PROPOSED SALE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.vertexenergy.com. Documents filed with the SEC by the Company will be available free of charge on the “Investor Relations,” “SEC Filings” page of our website at www.vertexenergy.com. or, alternatively, by directing a request by mail, email or telephone to Vertex Energy, Inc. at 1331 Gemini Street, Suite 250, Houston, Texas 77058; chrisc@VertexEnergy.com; or (866) 660-8156, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed sale agreement under the rules of the SEC. Information about the Company’s directors and executive officers and their ownership of the Company is available in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 7, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the sale agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Projections

The financial projections (the “Projections”) included herein were prepared by Vertex in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of Vertex were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of Vertex to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of Vertex; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of Vertex, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Vertex’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Vertex. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by Vertex, its management, advisors, or any other person that the Projections can or will be achieved. Vertex cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

INVESTOR CONTACT

Noel Ryan

IR@vertexenergy.com